Voyage revenues:	6 Months Ended
Jun. 30, 2020
Revenue from Contract with Customer [Abstract]
Voyage revenues:

14.       Voyage revenues:

The following table shows the voyage revenues earned from time charters, voyage charters and pool agreements for the six month periods ended June 30, 2019 and 2020, as presented in the consolidated statement of operation:

	Six months ended June 30,
	2019	2020

Time charters	$176,709	$125,619
Voyage charters	145,443	181,781
Pool revenues	2,130	(404)
	$324,282	$306,996

As of June 30, 2020, trade accounts receivable, net decreased by $26,563, and deferred revenue increased by $3,777 compared to December 31, 2019. These changes were mainly attributable to the timing of collections along with the significant decline in charter hire rates during the six months ended June 30, 2020.

Further, as of June 30, 2020, deferred assets related to revenue contracts (included within “Other current assets”) increased by $429 compared to December 31, 2019, from $2,859 to $3,288. This change was mainly attributable to the increase in the number of the voyage contracts in progress as of June 30, 2020 and the timing of commencement of revenue recognition.

Under ASC 606, unearned voyage charter revenue represents the consideration received for undelivered performance obligations. The Company recorded $7,374 as unearned revenue related to voyages in progress as of December 31, 2019, which were recognized in earnings in the six month period ended June 30, 2020 as the performance obligations were satisfied in that period.

On January 1, 2020, the Company adopted ASC 2016-13, "Financial Instruments - Credit Losses" ("ASC 326"). The accounting standard amended the current financial instrument impairment model by requiring entities to use a forward-looking approach based on expected losses to estimate credit losses on certain types of financial instruments, including trade receivables. Under the new guidance, an entity recognizes as an allowance its estimate of lifetime expected credit losses which result in more timely recognition of such losses. The Company adopted the accounting standard using the prospective transition approach as of January 1, 2020. There was no cumulative effect upon adoption to the Company’s condensed consolidated financial statements.

The adoption of ASC 326 primarily affects the way the Company’s trade receivables are recorded on the condensed consolidated balance sheet. The Company assesses the need for an allowance for credit losses for expected uncollectible accounts receivable. Such allowance is recorded as an offset to accounts receivable in the consolidated balance sheets and changes in such allowance are recorded as provision for doubtful debt in the unaudited interim condensed consolidated statements of operations. Upon adoption of ASC 326, the Company assessed collectability by reviewing accounts receivable on a collective basis where similar characteristics exist and on an individual basis when the Company identifies specific charterers with known disputes or collectability concerns. In determining the amount of the allowance for credit losses, the Company considered historical collectability based on past due status and made judgments about the creditworthiness of charterers based on ongoing credit evaluations. The Company also considered charterer-specific information, current market conditions and reasonable and supportable forecasts of future economic conditions to inform adjustments to historical loss data. For the six months ended June 30, 2020, the Company’s assessment considered business and market disruptions caused by COVID-19 and estimates of expected emerging credit and collectability trends. The continued volatility in market conditions and evolving shifts in credit trends are difficult to predict causing variability and volatility that may have a material impact on the Company’s allowance for credit losses in future periods. No allowance for credit losses on accounts receivable was made as of June 30, 2020, as the resulting effect was insignificant.